Exhibit 99.01

Building the Core Sustainable Growth Dick Kelly Chairman, President and CEO Ben Fowke, CFO Edison Electric Institute Financial Conference November 5 – 8, 2006

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2005. Safe Harbor

Delivering Value — Now and in the Future Building the core — Meeting customers’ needs — Environmental leadership — Getting the rules right Accomplishments — Regulatory — Legislative Future growth Financing the plan

Building the Core Delivering competitively priced, reliable energy Milwaukee Cents per kWh (Retail) 7.01 Des Moines Amarillo Kansas City Denver Mpls/St. Paul Boston Chicago Phoenix Salt Lake City St. Louis Miami New York Washington DC 6.64 7.79 Source: Summer 2006 EEI Typical Bills 036912151821

Building the Core Environmental Leadership Promoting Conservation and Load Management Number of plants avoided 1 Plant = 250 MW 1.6 2.7 3.7 4.7 5.5 6.5 7.4 8.2 19921994199619982000200220042006

Building the Core Environmental Leadership Largest U.S. wind provider Double wind supply by year end 2007 Community-based energy Largest U.S. solar photovoltaic announced Wood waste and refuse-derived fuel Leader in renewables

Building the Core Environmental Leadership Colorado Emission Reduction Program MERP Comanche 1 & 2 Plant uprates Reducing emissions, increasing efficiency

Building the Core Environmental Leadership IGCC with sequestration Wind Hydrogen Energy Adopting new technology Xcel Energy in Dow Jones Sustainability Index

Getting the Rules Right Helping shape public policy – One of the most important things we can do Credibility and leadership to achieve consensus on the appropriate balance: — Customers — Communities — Environmentalists — Regulators — Legislators — Investors

Constructive Regulation Recent rate case outcomes Dollars in millionsColorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Electric 53.1 43.4 11.9 11.0 Wisconsin Gas 7.8 3.9 11.9 11.0 Minnesota Electric 156 131/115 * 11.0 10.54 Colorado Electric 208 151 ** 11.0 10.50 Dollar Increase Return on Equity Requested Granted Requested Granted * Pending rehearing, $131 million for 2006 reduced to $115 million in 2007 ** Based on settlement in principle with major intervenors, pending commission approval

Regulatory & Legislative Accomplishments MERP – Forward recovery Comanche 3 – Forward CWIP through rate case filing Transmission investment – Forward recovery – MN & SD Mercury reduction – Forward recovery – MN Environmental expenditures – Forward recovery – MN Renewable investments – Forward recovery – CO IGCC – Supportive legislation – CO Transmission investment: Recovery legislation – TX Recovery potential – CO, ND Purchased capacity cost adjustment – CO

Significant Opportunity for Capital Investment Growing service territory requires more power Environmental initiatives Nuclear relicensing and upgrades Transmission infrastructure Integrated Gasification Combined Cycle (IGCC) Wind and renewables

Attractive Total Return EPS growth rate objective 5 – 7% per year * Dividend yield 4+% Annual dividend growth objective 2 – 4% per year * Excluding any impact from corporate-owned life insurance (COLI). Base of $1.30 per share, mid-point of 2006 guidance.

Funding Sustainable Growth 5 – 7% EPS growth * Improve credit rating Objectives * Base of $1.30 per share, mid-point of 2006 guidance.

Base & Other Capital Expenditures $ 850 $ 850 $ 830 $ 990 $ 980 MERP 350 270 180 40 10 Comanche 3 200 340 280 60 10 Minnesota Wind Transmission 60 120 10 50 20 CapX 2020 10 20 110 240 Nuclear Fuel 75 80 80 135 100 Balance 85 100 100 115 140 Total $1,620 $1,770 $1,500 $1,500 $1,500 Capital Expenditure Forecast 2006 2007 2008 2009 2010 Dollars in millions Denotes enhanced recovery process

Assumptions — Potential Sources and Uses of Cash The forecast scenario is illustrative of a potential outcome, and does not imply guidance or a most likely outcome EPS growth of 6% per year, mid-point of the 5 – 7% objective range, from 2006 midpoint of $1.30 Dividend rate increase 3% per year, mid-point of the 2 – 4% objective range Dividends increase in 2007 and 2008 for expected conversion of convertible notes Depreciation growth consistent with rate base No change in working capital or deferred taxes COLI successfully resolved

Cash from Operations $ 1,650 $ 1,700 $ 1,800 $ 1,900 Cash from Investing Capital Expenditures (1,770) (1,500) (1,500) (1,500) Nuclear Decommissioning (45) (45) (45) (45) Cash from Financing DRIP 40 40 40 40 Dividends (370) (390) (420) (440) Financing Needed $ 495 $ 195 $ 125 $ 45 Potential Sources and Uses of Cash * 2007 2008 2009 2010 Dollars in millions * This forecast scenario is illustrative of a potential outcome, and does not imply guidance or a most likely outcome

Financing Growth Current financing plan includes: — DRIP — Modest debt ($600 million) — Hybrid preferred ($300 million 2008) Financing plans to remain flexible: — Capital expenditure opportunities — Unanticipated credit events

Improving Credit Metrics * Financing needed funded with: Current plan 100% debt * This forecast scenario is illustrative of a potential outcome, and does not imply guidance or a most likely outcome ** Assuming conversion of convertible notes into equity 43.5 45 45.5 46 47.5 Percent equity capitalization 46.5 47 48.5 405020062007 **2008 **20092010

A A P A A-MN 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 $700 $900 $60 $300 $700 $100 $700 $30 $4 Committed Estimated Cost Potential Investment A-MN A-MN A-MN A-MN F A A A A A Approved Rider Recovery F Forward Regulatory Recovery Investment Opportunities 2006 - 2020 MERP Comanche 3 CapX 2020 Group 1 Colorado IGCC Mercury CAIR License Extension & Uprate: Plant Repowering & Uprate New Generation/Gas Storage Environmental Improvements CapX 2020 Group 2 CapX 2020 Group 3 Monticello Prairie Island

2006 Earnings Guidance Range * Regulated Utility $1.25 – $1.35 Holding Company and Other (0.10) COLI – Tax Benefit 0.10 Continuing Operations $1.25 – $1.35 ** 2006 Dollars per share * Assumptions in appendix ** Expectation is to end the year in the upper half of the guidance range

2007 Earnings Guidance Range * Regulated Utility $1.39 – $1.49 Holding Company and Other (0.15) COLI – Tax Benefit 0.11 Continuing Operations $1.35 – $1.45 2007 Dollars per share * Assumptions in appendix

Sustainable Growth Collaborative process that balances various interests and delivers value to customers and investors Constructive rate case outcomes Forward recovery on significant incremental investments Pipeline of investments beyond 2010 Attractive Total Return Sustainable 5 – 7% earnings per share growth Dividend yield 4+% Dividend growth of 2 – 4% per year

Appendix

Northern States Power Company- Minnesota 44% Net Income Public Service Company of Colorado 39% Net Income Southwestern Public Service 12% Net Income Northern States Power Company- Wisconsin 5% Net Income 5th Largest Combination Electric and Gas Utility (based on customers) Traditional Regulation 2005 EPS $1.20 continuing operations 2006 Dividend $0.89 annualized

Coal 36 8,138 Natural Gas 61 4,918 Nuclear 3 1,617 Hydro 83 508 Oil 24 492 RDF 6 96 Wind - 25 Total 15,794 2005 Owned Generating Facilities Unit Type Number MW * Xcel Energy supplies in excess of 1100 MWs of wind power * Xcel Energy Supply Sources Nuclear 10% Coal ** 45% Gas & Oil 38% * Includes purchases ** Low-sulfur western coal Renewables7% 2005 Energy Supply Mix*

NSP – Minnesota $ 910 $ 880 $ 680 $ 810 $ 820 NSP – Wisconsin 60 70 70 50 60 PSCo 550 680 620 510 500 SPS 100 140 130 130 120 Total $1,620 $1,770 $1,500 $1,500 $1,500 Capital Expenditure Forecast by Operating Company 2006 2007 2008 2009 2010 Dollars in millions

2005 Rate Base and Returns Colorado Electric $3,120 8.5% Colorado Gas 1,084 7.00 Minnesota Electric 3,230 10.61 9.98% Minnesota Gas 422 6.30 7.42 North Dakota Electric 175 12.46 12.65 North Dakota Gas 42 5.71 6.81 South Dakota Electric 191 SPS Electric 1,422 Wisconsin Electric 613 Wisconsin Gas 83 Rate Weather- Base Actual Normalized * Reflects regulatory reporting requirements ** Electric and Gas Return on Equity * 6.26 ** Dollars in millions

Senior Debt Ratings Holding Co. BBB+ Baa1 BBB- NSPM A+ A2 A- A A3 BBB- NSPW A+ A2 A- A A3 BBB PSCo A- A3 A- BBB+ Baa1 BBB- SPS A- Baa1 BBB Fitch Moody’s S&P Fitch Moody’s S&P Secured Unsecured

Texas Electric Rate Case Highlights Requested $63 million increase, capped at $48 million Electric rate base = $943 million 11.6% return on common equity Equity ratio = 51% Historical test year with adjustments for known and measurable Expect rates to be in effect second quarter 2007

Potential Additional Rate Cases with 2007 Impact Colorado Gas Filing Planned for 2006 Minnesota Gas Filing Planned for 2006 North Dakota Electric Potential New Mexico Electric Potential South Dakota Electric Potential

Minnesota Cost Recovery Mechanisms Projected electric fuel and purchased energy costs billed for the current month with subsequent true-up; MISO energy and ancillary services being recovered through FCA. Final recovery mechanism pending commission approval November 9, 2006 Projected purchased gas cost billed for the current month with subsequent true-up Conservation Improvement Program rider which provides recovery of program costs plus incentives Metro Emission Reduction Program, Renewable Development Fund and State Energy Policy rider in place General Transmission rider authorized by law Mercury Reduction and Environmental Improvement rider authorized by law

Colorado Cost Recovery Mechanisms Energy Cost Adjustment recovers electric fuel and purchased energy costs (through 2006) – Settlement pending CPUC approval Monthly Gas Cost Adjustment recovers natural gas commodity, interstate pipeline and storage costs Purchased Capacity Adjustment recovers the demand component of purchased power contracts (through 2006) – Settlement pending CPUC approval Fuel Cost Adjustment recovers electric fuel and purchased energy costs from wholesale customers Demand-side Management Cost Adjustment rider (gas and electric) and Air Quality Improvement rider (to recover cost of emissions controls on several Denver metro generation facilities) Recovery of Comanche 3 construction work-in-progress Recovery of expenditures for renewable mandate Rider recovery of IGCC investment

Corporate-Owned Life Insurance Litigation (COLI) Positive pre-deduction cash flows Mortality gains The buildup of cash values The court’s opinion in the Dow case outlined three indicators of potential economic benefits to be examined in a COLI case. In Xcel Energy’s COLI case, the plans: Were projected to have sizeable pre-deduction cash flows, based upon the relevant assumptions when purchased Presented the opportunity for mortality gains that were not eliminated either retroactively or prospectively Had large cash value increases that were not encumbered by loans during the first seven years of the policies

2006 Key Earnings Guidance Assumptions Approval of Minnesota electric rate case decision No material incremental accruals in SPS regulatory proceedings Normal weather patterns for remainder of year Weather adjusted sales growth: — Retail electric 1.8 – 2.1% — Retail gas decline 1 – 2% Short-term wholesale and commodity trading margins of $30 – $40 million Operating and maintenance expenses increase 4%

2006 Key Earnings Guidance Assumptions (continued) Depreciation increases $45 – $55 million, excluding decommissioning Decommissioning accruals increase approximately $20 million Interest expense increases $10 – $15 million AFUDC equity increases $5 – $10 million Continue to recognize COLI tax deduction Effective tax rate of 24 – 26% Average common shares are 430 million based on “if converted” method

2007 Key Earnings Guidance Assumptions Approval of Minnesota electric rate case decision Approval of Colorado electric rate case settlement Reasonable rate recovery is approved — Texas electric rate request — Potential Minnesota gas rate request — Potential Colorado gas rate request No material incremental accruals in SPS regulatory proceedings Normal weather patterns Weather adjusted sales growth: — Retail electric 1.7 – 2.2% — Retail gas decline 1 – 2%

2007 Key Earnings Guidance Assumptions (continued) Short-term wholesale and commodity trading margins of $15 – $25 million Capacity costs at NSPM and SPS increase $35 million Operating and maintenance expenses increase 2 – 3% Depreciation increases $45 – $55 million Interest expense increases $35 to $40 million AFUDC equity increases $17 – $23 million Continue to recognize COLI tax deduction Effective tax rate of 28 – 31% Average common shares are 433 million based on “if converted” method